Exhibit 99.1
AMENDMENT NO.  2
TO THE AMENDED AND RESTATED MASTER FACILITY AGREEMENT DATED AS OF
OCTOBER 24, 2005
BETWEEN
NORTEL NETWORKS LIMITED
(the “Principal”)
AND
EXPORT DEVELOPMENT CANADA
(“EDC”)
WHEREAS the parties hereto are parties to a master facility agreement dated February 14, 2003, as amended by Amending Agreement No. 1 to Master Facility Agreement dated July 10, 2003 between the parties hereto, as further amended by the letter agreements dated March 29, 2004, December 10, 2004 and May 31, 2005 between the same parties, as further amended by Amending Agreement to Master Facility Agreement dated as of October 24, 2005 between the parties hereto, and as further amended by Amendment No. 1 and Waiver dated May 9, 2006 between the same parties (the “Original Agreement”);
AND WHEREAS the parties are desirous of making certain changes to the terms and conditions of the Original Agreement and the entering into this Amendment No. 2 to effect such changes.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.	This Amendment No. 2 is made effective as of December 12, 2006 (the “Effective Date”).
2.	All capitalized terms used and not defined herein shall have the meanings set forth in the Original Agreement and all references to Sections and Schedules shall be references to Sections and Schedules of the Original Agreement.
3.	The Original Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety in Section 1.1 of the Original Agreement and replacing it with the following new definition:
““Termination Date” means December 31, 2008;”
4.	The Original Agreement is hereby amended by deleting Sections 4.1(k) and 5.5 in their entirety.
5.	The Original Agreement is hereby amended by deleting Schedule C and Schedule D in their entirety and replacing them with the Schedule C and Schedule D attached hereto in Appendix 1.
6. This Amendment No. 2 is attached to and made a part of the Original Agreement.
7.	The terms of the Original Agreement that have not been amended hereunder shall remain in full force and effect.

8.	This Amendment No. 2 may be executed in any number of counterparts, and each of the counterparts taken together shall be deemed to constitute one and the same instrument.
9.	This Amendment No. 2 shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.
IN WITNESS WHEREOF, the parties have caused this Amendment No.2 to be executed by their duly authorized officers and delivered as of the Effective Date.
NORTEL NETWORKS LIMITED

Per:	/s/ Katharine B. Stevenson	Name and Title (Print):	Katharine B. Stevenson

Treasurer

Per:	/s/ Gordon A. Davies	Name and Title (Print):	Gordon A. Davies

General Counsel — Corporate
and Corporate Secretary
EXPORT DEVELOPMENT CANADA

Per:	/s/ Olivier Bouchard	Name and Title (Print):	Olivier Bouchard

Underwriter

Per:	/s/ Kirk Anderson	Name and Title (Print):	Kirk Anderson

Director

APPENDIX 1 — NEW SCHEDULE C AND NEW SCHEDULE D
TO THE ORIGINAL AGREEMENT
SCHEDULE C
PERMITTED LIENS (PRINCIPAL AND DOMESTIC SUBSIDIARIES)
The Liens of the Principal and its Domestic Subsidiaries set forth below.

Sale and Leaseback on Balance Sheet
101 — Belleville SLB
051 — Paladium Lease SLB
313 — Sunrise Capital Lease SLB
540 — RTP Gateway Center SLB
Not in excess of	USD 172M

Sale and Leaseback off Balance Sheet
4655 Great America Parkway, (SC100)
4655 Great America Parkway, (SC 101)
4655 Great America Parkway, (SC 102)
97 Humboldt, Rochester, NY, USA
2010 Corporate Ridge, McLean, VA, USA
880 Technology Park Drive, Billerica, MA, USA
45 West Drive, Brampton, Ontario, Canada
Not in excess of	USD 204M

Capitalized Leases
598 — Energy Mgmt System
598 — GE Capital Lease — SL100 Switches
540 — Selectron — Tooling & Test Equip
540 — JCI/SBC
998 — EITF 01-8
Not in excess of	USD 9M

SCHEDULE D
PERMITTED LIENS (FOREIGN SUBSIDIARIES)
Part 1
The Liens set forth below securing any Funded Debt incurred under (i) a loan or any other credit agreement with any commercial bank, other financial institution or syndicate thereof and (ii) any bonds or similar instruments or agreement or indenture relating thereto.

Sale and Leaseback on Balance Sheet
342 — STG-NCL Wangjing Project (2006) SLB
Not in excess of	USD 22M

Sale and Leaseback off Balance Sheet
London Road, Harlow, UK
Galway, London
Not in excess of	USD 131M

Capitalized Leases
460-Pakistan
814 — NNSA — E814 Chateaufort Building
Not in excess of	USD 89M
Part II
All Liens of any Foreign Subsidiary existing as of the Amendment and Restatement Effective Date (other than Liens securing any indebtedness for borrowed money incurred under (i) a loan or any other credit agreement with any commercial bank, other financial institution or syndicate thereof or (ii) any bonds or similar instruments or agreement or indenture relating thereto).